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counsel and the custodian; the cost of reports and notices to shareholders; the cost of calculating net asset value; registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and membership dues in the Investment Company Institute or any similar organization.


PRINCIPAL UNDERWRITER

         Pursuant to an Underwriting Agreement, Berkeley International Securities Corporation (the "Principal Underwriter") is the principal underwriter for shares of the Trust and is the Trust's agent for the purpose of the continuous offering of the Fund's shares. The Pricipal Underwriter is an affiliate of the Investment Manager. The Fund pays the cost for the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. The Principal Underwriter pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplementary sales literature and advertising. The Principal Underwriter receives no fee under the Underwriting Agreement.
Terms of continuation, termination, and assignment under the Underwriting Agreement are identical to those described above with respect to the Investment Management Agreement.


CUSTODIAN AND FUND ACCOUNTANT

         Pursuant to a Custodian Agreement, Firstar Trust Company, the Fund's transfer agent (the "Custodian"), also serves as the Custodian of the Fund's assets. Under the terms of the Custodian Agreement, the Custodian holds and administers the securities and cash in the Fund's portfolio.

          Pursuant to a Fund Accounting Servicing Agreement, Firstar Trust Company also provides fund accounting services to the Trust and the Fund.

INDEPENDENT ACCOUNTANTS AND REPORTS TO SHAREHOLDERS

         The Trust's independent accountants, Price Waterhouse LLP, audit and report on the annual financial statements of the Fund and review the Fund's federal income tax return. Price Waterhouse LLP may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Trust. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of Price Waterhouse LLP is 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202.


LEGAL COUNSEL

         The validity of the shares of beneficial interest offered hereby will be passed upon by Paul, Hasting, Janofsky & Walker LLP, 345 California Street, San Francisco, California 94104.

                       PORTFOLIO TRANSACTIONS AND TURNOVER

PORTFOLIO TRANSACTIONS

         Portfolio transactions are undertaken principally to: pursue the objective of the Fund in relation to movements in the general level of interest rates; invest money obtained from the


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